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              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  205490

                           FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2001

                      SOVEREIGN BANCORP, INC.
    (Exact name of registrant as specified in its charter)

          Pennsylvania         0-16533           23-2453088
(State or other jurisdiction  (Commission        (IRS Employer
 of incorporation)             File Number)       Ident. No.)

2000 Market Street, Philadelphia, Pennsylvania       19103
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code
(215) 557-4630

                                N/A
(Former name or former address, if changed since last report.)




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Item 5.  Other Events.

     On July 16, 2001, Sovereign Bancorp, Inc. (the "Company") and Main Street Bancorp, Inc. ("Main Street"), Reading, Pennsylvania, entered into an Agreement and Plan of Merger (the "Agreement") providing for the statutory merger of Main Street with and into the Company. The terms of the Agreement are more particularly described in the Company's press release, dated July 17, 2001, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1  Press Release, dated July 17, 2001, of
                Sovereign Bancorp, Inc.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  July 17, 2001         /s/Mark R. McCollom
                                Mark R. McCollom
                                Senior Vice President



                          EXHIBIT INDEX

Exhibit Number

     99.1     Press Release, dated July 17, 2001, of
              Sovereign Bancorp, Inc.